SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 2, 2000


                                NETCURRENTS, INC.
               (Exact Name of Registrant as Specified in Charter)


                           Delaware 0-18410 95-4233050
             (State or Other Jurisdiction (Commission (IRS Employer
               of Incorporation) File Number) Identification No.)


                       9720 Wilshire Boulevard, Suite 700
                          Los Angeles, California 90212
                    (Address of Principal Executive Offices)

                                 (310) 860-0200
                         (Registrant's Telephone Number)


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ITEM 5.  Other Events.

         Reference is made to the press release issued on August 2, 2000, which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM     7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements.  None.

         (b) Pro Forma Financial Information.  None.

         (c) Exhibits.

             Exhibit 99.1 Press Release dated August 2, 2000.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 2, 2000                              NETCURRENTS, INC.



                                            By: /S/ IRWIN MEYER
                                               ---------------------------------
                                               Irwin Meyer
                                                Chief Executive Officer

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